                         PURCHASE AGREEMENT NUMBER 2022

                                     between

                               THE BOEING COMPANY

                                       and

                              DELTA AIR LINES, INC.


               Relating to Boeing Model 737-632/-732/-832 Aircraft



P.A. No. 2022

                                TABLE OF CONTENTS


                                                                          SA
ARTICLES                                                                NUMBER
--------                                                                ------
       1.         Quantity, Model and Description

       2.         Delivery Schedule

       3.         Price

       4.         Payment

       5.         Miscellaneous


TABLE
-----

       1.         Aircraft Information Table

       2.         Option Aircraft Information Table

       3.         *

EXHIBIT
-------

       A.         Aircraft Configuration


SUPPLEMENTAL EXHIBITS
---------------------

       BFE/CDSPE/SPE/CSE. Buyer Furnished Equipment, Customer Directed Seller
                  Purchased Equipment, Seller Purchased Equipment and Cabin
                  Systems Equipment Variables

       CS1.       Customer Support Variables

       EE1.       Engine Escalation

       *

       SLP1.      Service Life Policy Components

*This confidential information has been omitted and filed separately with the Commission.



                                       i
P.A. No. 2022


                                                                           SA
 LETTER AGREEMENTS                                                       NUMBER
 -----------------                                                       ------
  6-1162-RLL-2147    Airframe Maintenance Cost Protection Program

  6-1162-RLL-2191    Multiple Aircraft Operating Weights

  6-1162-RLL-2198    Delivery Price Adjustment

  6-1162-RLL-2233    Aircraft Performance Guarantees

  6-1162-RLL-2234    Special Matters

  6-1162-RLL-2240    *

  6-1162-RLL-2241    Promotion Support

  6-1162-RLL-2242    1997 and 1998 Escalation Sharing

  6-1162-RLL-2243    *

  6-1162-RLL-2244    Performance Retention Commitment

  6-1162-RLL-2245    Certain Contractual Matters

  6-1162-RLL-2247    *

  6-1162-RLL-2251    Total Cost Team

  6-1162-RLL-2400    Open Configuration Matters

  6-1162-RLL-2424R1  Engine Matters                                      SA1



*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                           Purchase Agreement No. 2022

                                     between

                               The Boeing Company

                                       and

                              DELTA AIR LINES, INC.

                         ------------------------------

                  This Purchase Agreement No. 2022 dated as of October 21, 1997 between The Boeing Company (Boeing) and DELTA AIR LINES, INC. (Customer) relating to the purchase and sale of Model 737-832 aircraft incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of October 21, 1997 between the parties, identified as AGTA-DAL (AGTA).

Article 1.        Quantity, Model and Description.

                  The aircraft to be delivered to Customer will be designated as Model 737-832 aircraft (the Aircraft). Boeing will manufacture and sell to Customer Seventy (70) Aircraft to conform to the configuration described in Exhibit A, which is part of this Purchase Agreement.

Article 2.        Delivery Schedule.

                  The scheduled months of delivery of the Aircraft are listed in the attached Table 1, which is part of this Purchase Agreement.

Article 3.        Price.

                  3.1 Aircraft Basic Price. The Aircraft Basic Price for each Aircraft is subject to escalation, as listed in Table 1.

                  3.2 Advance Payment Base Prices. The Advance Payment Base Price and the Advance Payment Schedule for each Aircraft is listed in Table 1.

Article 4.        Payment.

         Advance Payments and payments at Delivery by Customer will be in accordance with Article 2 of the AGTA.





P.A. No. 2022                                       1

Article 5.        Miscellaneous.

                  5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

                  5.2 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE/CDSPE/SPE/CSE contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

                  5.3 Customer Support Variables. Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

                  5.4 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

                  5.5 *This confidential information has been omitted and filed separately with the Commission.

                  5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

P.A. No. 2022

                  5.7 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 11.2 of the AGTA relating to insurance, and Article 12 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

                        * * * * * * * * * * * * * * * *

DATED AS OF October 21, 1997
            ----------------

DELTA AIR LINES, INC.                                 THE BOEING COMPANY




By   /s/ Leo F. Mullin                                By   /s/ R.B. Woodard
     -------------------------                             --------------------


Its  President and CEO                                Its  President
     -------------------------                             --------------------

P.A. No. 2022

                              TABLE 1 TO AGTA AND
                          PURCHASE AGREEMENT NO. 2022
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTGW:                737-832                    *                DETAIL SPECIFICATION:         D6-38808-G (4/29/97)

ENGINE MODEL/THRUST LEVEL:          CFM56-7B24                 *                PRICE BASE YEAR:              *

AIRFRAME PRICE:                                                       *

OPTIONAL FEATURES:                                                    *
                                                                                AIRFRAME AND ENGINE ESCALATION DATA:

SUB-TOTAL OF AIRFRAME AND FEATURES:                                   *         BASE YEAR INDEX (ECI):        *

ENGINE PRICE (PER AIRCRAFT):                                          *         BASE YEAR INDEX (ICI):        *

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                             *

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                            *

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                             *


REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPTANCE:               *
------------------------------------------------------------------------------------------------------
                                        *          *        *                       *
------------------------------------------------------------------------------------------------------
   DELIVERY    O    NUMBER OF           *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------
     DATE      P     AIRCRAFT           *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------
     1998
------------------------------------------------------------------------------------------------------
      *                 *               *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------
      *                 *               *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------
      *                 *               *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------
      *                 *               *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
     1999
------------------------------------------------------------------------------------------------------
      *                 *               *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
     2001
------------------------------------------------------------------------------------------------------
      *                 *               *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------
      *                 *               *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------
      *                 *               *          *        *          *        *         *        *
------------------------------------------------------------------------------------------------------

*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                               TABLE 1 TO AGTA AND

                           PURCHASE AGREEMENT NO. 2022
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS



-----------------------------------------------------------------------------------------------------------------------
                                        *                 *               *                         *
-----------------------------------------------------------------------------------------------------------------------
   DELIVERY    O    NUMBER OF           *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
     DATE      P     AIRCRAFT           *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
     2002
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
     2003
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
     2004
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------
      *                 *               *                 *               *        *         *              *       *
-----------------------------------------------------------------------------------------------------------------------

*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                               TABLE 1 TO AGTA AND
                           PURCHASE AGREEMENT NO. 2022
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS


---------------------------------------------------------------------------------------------------------------------------------
                                        *             *          *                               *
---------------------------------------------------------------------------------------------------------------------------------
   DELIVERY    O    NUMBER OF           *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
     DATE      P     AIRCRAFT           *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
     2005
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
     2006
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *             *          *              *         *              *              *
---------------------------------------------------------------------------------------------------------------------------------

*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                              TABLE 1 TO AGTA AND
                          PURCHASE AGREEMENT NO. 2022
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

----------------------------------------------------------------------------------------------------------------------------------
                                        *              *               *                               *
----------------------------------------------------------------------------------------------------------------------------------
   DELIVERY    O    NUMBER OF           *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------
     DATE      P     AIRCRAFT           *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------
    ANNUAL
----------------------------------------------------------------------------------------------------------------------------------
     1998               *               *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------
     1999               *               *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------
     2001               *               *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------
     2002               *               *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------
     2003               *               *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------
     2004               *               *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------
     2005               *               *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------
     2006               *               *              *               *              *         *              *              *
----------------------------------------------------------------------------------------------------------------------------------


*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                                    TABLE 2
                                       TO
                    THE AGTA AND PURCHASE AGREEMENT NO. 2022
   737-832 OPTION AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS


AIRFRAME MODEL/MTGW:                737-832          *                                DETAIL SPECIFICATION:   D6-38808-G (4/29/97)

ENGINE MODEL/THRUST LEVEL:          CFM56-7B24       *                                PRICE BASE YEAR:                   *

AIRFRAME BASE PRICE:                                           *

OPTIONAL FEATURES:                                             *                      AIRFRAME AND ENGINE ESCALATION DATA:

SUB-TOTAL OF AIRFRAME AND FEATURES:                            *                      BASE YEAR INDEX (ECI):                     *

ENGINE PRICE (PER AIRCRAFT):                                   *                      BASE YEAR INDEX (ICI):                     *

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                      *

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                     *

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                      *


NON-REFUNDABLE DEPOSIT PER AIRCRAFT AT DEFINITIVE AGREEMENT:   *
-----------------------------------------------------------------------------------------------------------------------------------
                                    *               *              *                                      *
-----------------------------------------------------------------------------------------------------------------------------------
   DELIVERY      NUMBER OF          *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
     DATE         AIRCRAFT          *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------

*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                                    TABLE 2
                                       TO
                    THE AGTA AND PURCHASE AGREEMENT NO. 2022
   737-832 OPTION AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS


-----------------------------------------------------------------------------------------------------------------------------------
                                    *               *              *                                      *
-----------------------------------------------------------------------------------------------------------------------------------
   DELIVERY      NUMBER OF          *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
     DATE         AIRCRAFT          *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *               *
-----------------------------------------------------------------------------------------------------------------------------------

*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                                     TABLE 2
                    THE AGTA AND PURCHASE AGREEMENT NO. 2022
   737-832 OPTION AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

------------------------------------------------------------------------------------------------------------------------------
                                    *               *              *                                      *
------------------------------------------------------------------------------------------------------------------------------
   DELIVERY      NUMBER OF          *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
     DATE         AIRCRAFT          *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------
      *              *              *               *              *              *               *              *          *
------------------------------------------------------------------------------------------------------------------------------


*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                                    TABLE 2
                                      TO
                   THE AGTA AND PURCHASE AGREEMENT NO. 2022
              737-632/-732/-832 ROLLLING OPTION AIRCRAFT DELIVERY

----------------------------------------------------------------------------------
   2006      2007      2008      2009        2010        2011       2012
----------------------------------------------------------------------------------
    *          *         *         *           *           *          *
----------------------------------------------------------------------------------
    *          *         *         *           *           *          *
----------------------------------------------------------------------------------
    *          *         *         *           *           *          *
----------------------------------------------------------------------------------
    *          *         *         *           *           *          *
----------------------------------------------------------------------------------
    *          *         *         *           *           *          *
----------------------------------------------------------------------------------
    *          *         *         *           *           *          *
----------------------------------------------------------------------------------
               *         *         *           *           *          *
----------------------------------------------------------------------------------
               *         *         *           *           *          *
----------------------------------------------------------------------------------
               *         *         *           *           *          *
----------------------------------------------------------------------------------
               *         *         *           *           *          *
----------------------------------------------------------------------------------
               *         *         *           *           *          *
----------------------------------------------------------------------------------
               *         *         *           *           *          *
----------------------------------------------------------------------------------

------------------------------------------------------
   2013      2014      2015      2016        2017
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------
    *          *         *         *           *
------------------------------------------------------

*This confidential information has been omitted and filed separately with the Commission.



P.A. No. 2022

                                     TABLE 3
                   TO THE AGTA AND PURCHASE AGREEMENT NO. 2022
                                       *
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTGW:                737-832          *                             DETAIL SPECIFICATION:      D6-38808-G (4/29/97)

ENGINE MODEL/THRUST LEVEL:          CFM56-7B24       *                             PRICE BASE YEAR:                   *

AIRFRAME PRICE:                                                        *

OPTIONAL FEATURES:                                                     *           AIRFRAME AND ENGINE ESCALATION DATA:

SUB-TOTAL OF AIRFRAME AND FEATURES:                                    *           BASE YEAR INDEX (ECI):                      *

ENGINE PRICE (PER AIRCRAFT):                                           *           BASE YEAR INDEX (ICI):                      *

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                              *

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                             *

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                              *


REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPTANCE:                *
-------------------------------------------------------------------------------------------------------------------------------
                                        *            *               *                                     *
-------------------------------------------------------------------------------------------------------------------------------
   DELIVERY    O    NUMBER OF           *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------
     DATE      P     AIRCRAFT           *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------
     1998
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     1999
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     2001
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *            *               *              *               *              *         *
-------------------------------------------------------------------------------------------------------------------------------

*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                                    TABLE 3
                  TO THE AGTA AND PURCHASE AGREEMENT NO. 2022
                                       *
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

---------------------------------------------------------------------------------------------------------------------------------
                                        *              *               *                                     *
---------------------------------------------------------------------------------------------------------------------------------
   DELIVERY    O    NUMBER OF           *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
     DATE      P     AIRCRAFT           *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
     2002
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
     2003
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
     2004
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *               *              *       *
---------------------------------------------------------------------------------------------------------------------------------

*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                                    TABLE 3
                  TO THE AGTA AND PURCHASE AGREEMENT NO. 2022
                                       *
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

-------------------------------------------------------------------------------------------------------------------------------
                                        *              *               *                             *
-------------------------------------------------------------------------------------------------------------------------------
   DELIVERY    O    NUMBER OF           *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
     DATE      P     AIRCRAFT           *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     2005
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     2006
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------
      *                 *               *              *               *              *       *              *              *
-------------------------------------------------------------------------------------------------------------------------------


*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                                    TABLE 3
                  TO THE AGTA AND PURCHASE AGREEMENT NO. 2022
                                       *
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS


---------------------------------------------------------------------------------------------------------------------------------
                                        *              *               *                                *
---------------------------------------------------------------------------------------------------------------------------------
   DELIVERY    O    NUMBER OF           *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------
     DATE      P     AIRCRAFT           *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------
    ANNUAL
---------------------------------------------------------------------------------------------------------------------------------
     1998               *               *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------
     1999               *               *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------
     2001               *               *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------
     2002               *               *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------
     2003               *               *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------
     2004               *               *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------
     2005               *               *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------
     2006               *               *              *               *              *          *              *           *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                              DELTA AIR LINES, INC.


                   Exhibit A to Purchase Agreement Number 2022


                                       A

P.A. No. 2022

                             AIRCRAFT CONFIGURATION

                             Dated October 21, 1997

                                   relating to

                          BOEING MODEL 737-832 AIRCRAFT


         The Detail Specification is Boeing Document D6-38808-94, dated as of even date herewith. Such Detail Specification will be comprised of Configuration Specification D6-38808, September 7, 1993, revised by Revision G dated April 29, 1997, as amended to incorporate the Optional Features listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight
(OEW). Such Optional Features are set forth in Boeing Document D6-39113. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Optional Features. The Aircraft Basic Price reflects and includes all effects of such Optional Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 2

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========




                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 3

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 4

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 5

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 6

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 7

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 8

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 9

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 10

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 11

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 12

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========







                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 13

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========







                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.

P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 14

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========






                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.





                                     A-14
P.A. No. 2022

EXHIBIT A TO
PURCHASE AGREEMENT NO. 2022
PAGE 15

                                                                          PRICE
                                                                        PER A/P
                                                                        DAL3801
    CR / TITLE                                                       70 APS 95$
==================================================================   ==========




                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.




                                     A-15
P.A. No. 2022

              BUYER FURNISHED EQUIPMENT, CUSTOMER DIRECTED SELLER
              PURCHASED EQUIPMENT, SELLER PURCHASED EQUIPMENT AND
                       CABIN SYSTEMS EQUIPMENT VARIABLES

                                   relating to

                     BOEING MODEL 737-632/-732/-832 AIRCRAFT


                                     between

                               THE BOEING COMPANY

                                       and

                              DELTA AIR LINES, INC.

                     Supplemental Exhibit BFE/CDSPE/SPE/CSE

                                       to

                         Purchase Agreement Number 2022



P.A. No. 2022

This Supplemental Exhibit BFE/CDSPE/SPE/CSE contains supplier selection dates, on-dock dates and terms and conditions for Buyer Furnished Equipment, Customer Directed Seller Purchased Equipment, Seller Purchased Equipment, Cabin Systems Equipment and other variables applicable to the Aircraft.

1.       Definition of Terms:

Buyer Furnished Equipment (BFE) is defined as equipment purchased and provided by Customer, which Boeing will receive, inspect, store and install in the Aircraft before Delivery in accordance with this Supplemental Exhibit BFE/CDSPE/SPE/CSE.

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases for Customer.

Customer Directed Seller Purchased Equipment (CDSPE) is SPE for which Customer is to solicit proposals from suppliers, select the supplier, and negotiate commercial terms.

References to SPE in this letter will be inclusive of CDSPE unless otherwise specified.

Developmental Buyer Furnished Equipment (DBFE) is BFE not previously certified for installation on the same model aircraft.

This Exhibit does not include developmental avionics.

Inflight entertainment, cabin communications systems and cabin management systems (IFE/CCS/CMS) are collectively referred to as Cabin Systems Equipment
(CSE).

2.       BFE Variables:

2.1.     Supplier Selection for BFE.

         Customer will:

         2.1.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates:

                     Seats (passenger)         Weber - Selected on
                                               July 2, 1997




                                     Page 1
P.A. No. 2022

2.2      On-dock Dates for BFE.

         On or before November 30, 1997, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in Attachment A.

3.0      SPE Variables:

         3.1 Customer has requested that Boeing purchase as SPE the BFE which has been changed to SPE by Optional Feature Number 0253CH3114. Accordingly, Articles 3.2, 3.3, 3.4, 3.5, 3.6, 3.7 and 4.8 below are applicable to SPE. *This confidential information has been omitted and filed separately with the Commission.

3.2.     Price Effect of SPE on Aircraft Price and Advance Payments.

         3.2.1 Advance Payments. An estimated SPE price will be included in the Advance Payment Base Price for the purpose of establishing the advance payments for the Aircraft. The estimated price of this SPE for each of the Aircraft is:

             737-632 - *This confidential information has been omitted and filed separately with the Commission.

             737-732 - *This confidential information has been omitted and filed separately with the Commission.

             737-832 - *This confidential information has been omitted and filed separately with the Commission.

         3.2.2 Aircraft Price. The Aircraft Price will be adjusted to reflect
(i) the actual costs charged Boeing by the SPE suppliers, and (ii) transportation charges.

3.3.     Responsibilities for SPE.

         3.3.1    Customer is responsible for:

                           (i) selecting the supplier in accordance with paragraph 3.4 below;

                           (ii)     selecting a FAA certifiable part;

                                    Page 2
P.A. No. 2022

                           (iii)    providing to Boeing the SPE part
                                    specification/Customer requirements;

                           (iv) providing notice to CDSPE supplier that the Boeing purchase order terms and conditions will apply;

                           (v) advising CDSPE suppliers to provide part number pricing, as agreed to between Supplier and Customer to Boeing in a timely manner to support lead times and purchase order placement by Boeing;

                           (vi) obtaining the supplier's warranty and agreement to provide customer support commitments for the CDSPE in accordance with paragraphs 3.5 of Exhibit A of the AGTA. CDSPE is deemed BFE for the purposes of Exhibit B and C of the AGTA; and

                           (vii) advising Boeing which commodities will be SPE and which will be CDSPE on or before June 20, 1997, which was not done for some commodities, therefore, such commodities will be CDSPE.

         3.3.2.   Boeing is responsible for:

                           (i) placing and managing the purchase order with the supplier;

                           (ii)     coordinating with the suppliers on
                                    technical issues;

                           (iii) ensuring that the delivered SPE complies with the part specification;

                           (iv) obtaining certification of the Aircraft with the SPE installed; and

                           (v) for SPE other than CDSPE, obtaining for Customer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B and C of the AGTA.




                                    Page 3
P.A. No. 2022

3.4      Supplier/Equipment Selection for SPE.

         3.4.1 In addition to those responsibilities described above, for galleys and seats the following provisions apply with respect to Customer's selection of suppliers:

         Galley Requirements. Customer will provide Boeing the definitive galley configuration requirements for the CDSPE galley by August 22, 1997.

         3.4.2 Boeing shall retain the right to approve Customer's selected supplier's and/or part numbers, for each item of SPE.

3.5      Changes to SPE.

         After the Purchase Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Customer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Customer wants any changes made, requests must be made directly to Boeing for coordination with the supplier.

3.6      Proprietary Rights for SPE.

         Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

3.7      Remedies for SPE.

         If Customer does not comply with the obligations above, Boeing may:

         (i)      delay delivery of the Aircraft;

         (ii)     deliver the Aircraft without installing the SPE;

         (iii) substitute a comparable part and invoice Customer for the cost;

         (iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.




                                    Page 4
P.A. No. 2022

4.0      CSE Variables:

         4.1 Customer has requested that Boeing install in the Aircraft the CSE described in Attachment C to this Exhibit. Change Request 0253CH3115 converts SPE to CSE and has been accepted by Customer. Accordingly, Articles 4.0, 4.1, 4.2, 4.3, 4.5, 4.6, 4.7 and 4.8 below are applicable to CSE.

Because of the complexity of the CSE, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the CSE at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment D and according to the requirements of Exhibit C to the AGTA.

4.2      Responsibilities for CSE.

         4.2.1 Customer will:

                  4.2.1.1 Provide Customer's CSE system requirements to Boeing;

                  4.2.1.2 Select the CSE suppliers (Suppliers) from among those suppliers identified in the Change Requests listed in Attachment C to this Exhibit, on or before July 25, 1997. Such selections were completed by Customer on July 25, 1997.

                  4.2.1.3 Promptly after selecting Suppliers, participate with Boeing in meetings with Suppliers to ensure that Supplier's functional system specifications meet Customer's and Boeing's respective requirements;

                  4.2.1.4 Select Supplier part numbers and provide to Boeing by July 25, 1997.

                  4.2.1.5 Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), supplier's pricing and any other special business arrangements directly with Suppliers;

                  4.2.1.6 Provide pricing information for part numbers selected above to Boeing by July 25, 1997.

                  4.2.1.7 Negotiate and obtain agreements with any required service providers;

P.A. No. 2022

                  4.2.1.8 Include in Customer's contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned CSE equipment during the time such equipment is under the seat supplier's control.

                  4.2.1.9 Authorize Boeing to obtain production CSE spares for test and or rejection replacement as follows: 5% overage for in-seat LCD monitors, in-seat cables, handsets, cord reels, and remote jacks; 15% overage for seat boxes; and, one each of the head-end equipment. Unused parts will be returned to the Customer with the aircraft delivery and any parts returned to the supplier for repair will be returned to the Customer, at no further cost, after aircraft delivery.

         4.2.2 Boeing will:

                  4.2.2.1 Perform the Project Manager functions stated in Attachment D;

                  4.2.2.2 Provide Aircraft interface requirements to Suppliers as specified in Boeing Document D6-36440, Standard Cabin Systems Requirements Document (SCSRD) and as specified in Attachment B, paragraph 3 A Seat integration.

                  4.2.2.3 Assist Suppliers in the development of their CSE system specifications and approve such specifications;

                  4.2.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the CSE;

                  4.2.2.5 Coordinate the resolution of technical issues with Suppliers;

                  4.2.2.6 Ensure that at time of Aircraft delivery the CSE configuration and functionality meets the requirements of the Change Requests contained in Attachment C to this Exhibit as such Attachment C may be amended from time to time; and

                  4.2.2.7 Obtain FAA certification of the Aircraft with the CSE installed therein.




                                    Page 6
P.A. No. 2022

4.3      Software for CSE.

         CSE systems may contain software of the following two types.

         4.3.1 Systems Software. The software required to operate and certify the CSE systems on the Aircraft is the Systems Software and is part of the CSE.

         4.3.2 Customer's Software. The software accessible to the Aircraft passengers which controls Customer's specified optional features is Customer's Software and is not part of the CSE.

                  4.3.2.1 Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements. Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in paragraph 11.2 above, nor the Project Manager's functions described in Attachment D, for Customer's Software.

                  4.3.2.2 The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery.

                  4.3.2.3 Boeing has no obligation to approve any documentation to support Customer's Software certification. Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the CSE system on the Aircraft.

                  4.3.2.4 Boeing will not be responsible for obtaining FAA certification for Customer's Software.

4.4.     Changes to CSE.

         4.4.1 After Boeing and Supplier have entered into a contract for the purchase of the CSE, changes to such contract may only be made by Boeing. Any Customer request for changes to the CSE specification after the Boeing/Supplier contract has been signed must be made in writing directly to Boeing. Boeing shall respond to such request by Customer in a timely manner. If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Supplier to incorporate such change into the contract for the CSE. Any Supplier price increase resulting from such a change will be negotiated between Customer and Supplier.

P.A. No. 2022

         4.4.2 Boeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and
(ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within 15 days after such notification Customer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Article 15 shall apply.

         4.4.3 The incorporation into the Aircraft of any mutually agreed change to the CSE may result in Boeing adjusting the price of the Change Request contained in Attachment C to this Letter Agreement.

         4.4.4 Boeing's obligation to obtain FAA certification of the Aircraft with the CSE installed is limited to the CSE as described in Attachment C, as Attachment C may be amended from time to time.

         4.4.5 Boeing shall notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's contract with Boeing. Within 15 days of Customer's receipt of such notification, Boeing and Customer shall agree through negotiations on an alternative Supplier or other course of action. If Boeing and Customer are unable to agree on an alternative Supplier or course of action within such time, the remedies available to Boeing in
Article 15 shall apply. In the event of a BFE/SPE Seat Supplier default, Boeing and Customer mutually agree to the contingency plan as described in Exhibit C to the AGTA.

4.5      Exhibits B and C to the AGTA for CSE.

         CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

4.6      Boeing's Remedies for CSE.

         If Customer does not comply with any of its obligations set forth herein, Boeing may:

         4.6.1 delay delivery of the Aircraft pursuant to the provisions of
Article 7, Excusable Delay, of the AGTA; or

         4.6.2 deliver the Aircraft without part or all of the CSE installed, or with part or all of the CSE inoperative; or

P.A. No. 2022

         4.6.3 increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

4.7      Price Effect of CSE on Aircraft Price and Advance Payments.

         4.7.1 Advance Payments. An estimated CSE price will be included in the Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for the Aircraft. The estimated price for the Boeing purchased CSE installed on each Aircraft by Change Requests identified in Attachment C is One Million Dollars expressed in 1995 dollars.

         4.7.2 Aircraft Price. The Aircraft Price will include the actual CSE prices and any associated transportation costs charged Boeing by Suppliers.

4.8      Customer's Indemnification of Boeing for SPE and CSE.

         Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and CSE or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE and CSE.



                                    Page 9
P.A. No. 2022

                                  ATTACHMENT A
                           PRELIMINARY ON-DOCK DATES



Items                                                Preliminary On-Dock Dates
-----                                                -------------------------
                                             *                             *
                                             *                             *

Seats                                        *                             *

Galleys                                      *                             *

Electronics                                  *                             *

Furnishings                                  *                             *


Items                                                *

                                             *                             *
                                             *                             *

Seats                                        *                             *

Galleys                                      *                             *

Electronics                                  *                             *

Furnishings                                  *                             *


Items                                                *

                                             *                             *
                                             *                             *

Seats                                        *                             *

Galleys                                      *                             *

Electronics                                  *                             *

Furnishings                                  *                             *


*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                                  ATTACHMENT B
                            CABIN SYSTEMS EQUIPMENT



         The following Optional Features describe the items of equipment that under the terms and conditions of this Letter Agreement are considered to be CSE. Each such Optional Feature is fully described in the Optional Feature Document.

Optional Feature Number and Title


*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

                                  ATTACHMENT C
                                PROJECT MANAGER



This Attachment D describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the CSE and (ii) the FAA certification of the CSE when installed on the Aircraft.

1.       Project Management

         Boeing will perform the following functions for the CSE. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost or aesthetics.
Boeing will be responsible for:

         A.       Managing the development of all program schedules;

         B. Evaluating and approving Supplier's program management and developmental plans;

         C.       Defining program metrics and status requirements;

         D.       Scheduling and conducting program status reviews;

         E. Scheduling and conducting design and schedule reviews with Customer and Suppliers;

         F.       Monitoring compliance with schedules;

         G. Evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

         H. Leading the development of a joint CSE project management plan (the Program Plan); and

         I.       Managing the joint development of the System Specification

2.       System Integration

         Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

P.A. No. 2022

         A. As required, assist Suppliers in defining their system specifications for the CSE, approve such specifications and develop an overall system functional specification;

         B. Coordinate Boeing, Customer and Supplier teams to ensure sufficient Supplier and Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

         C. Organize and conduct technical coordination meetings with Customer and Suppliers to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.       Seat Integration

         A. Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document Nos. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan".

         B. The Suppliers will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

         C. The Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

P.A. No. 2022

                                  ATTACHMENT D
                               737-632/-732/-832
                              CRITICAL PATH EVENTS



The contingency plan is the alternate course of action which will be implemented if the critical decision date is not met or other course of action is not agreed to by Boeing and Customer. The critical impact events listed below are milestones which must be met by the BFE/SPE and CSE Suppliers to achieve the in-sequence installation of the CSE. The Required Due Dates in such tables are the dates on which Boeing begins to incur disruption costs. The Critical Decision Dates are the dates after which the critical impact event cannot be accomplished to maintain the delivery schedule and/or full system functionality. A meeting to discuss a recovery plan cost impact and/or an alternate course of action will be held within one week of knowledge of delinquency or impending delinquency.


                                                              Critical
                                    Required                  Decision          Contingency
Event                               Due Date                  Date              Plan
-----                               --------                  --------          ----

CSE Test Hardware On-               8/15/97                   9/2/97            CSE inoperative
Dock at Seat Supplier                                                           at Delivery

CSE Production                      2/16/98                   2/16/98           Assess
Hardware On-Dock at                                                             additional out-
Seat Supplier                                                                   of sequence
                                                                                charges for the
                                                                                consequent late
                                                                                seats

Seats-On-Dock                       6/23/98                   6/23/98           Assess
(Complete and In-Seat                                                           additional
CSE Hardware Functionality                                                      out-of-Sequence
Tested) at Boeing                                                               charges

Zone CSE Production                 3/25/98                   4/30/98           CSE inoperative
Hardware On-Dock at                                                             at Delivery
Boeing

Head End CSE Production             6/4/98                    6/22/98           CSE inoperative
Hardware On-Dock at                                                             at Delivery
Boeing


Further Development of the contingency plan, including additional events, based upon customer's final selected configuration is required. This Exhibit will be amended as required when the contingency plans are finalized at the Initial Technical Coordination Meeting (ITCM).

P.A. No. 2022

                           CUSTOMER SUPPORT VARIABLES

                                    between

                               THE BOEING COMPANY

                                      and

                             DELTA AIR LINES, INC.


           Supplemental Exhibit CS1 to Purchase Agreement Number 2022



                                      CS1

P.A. No. 2022

                           CUSTOMER SUPPORT VARIABLES

                                  relating to

                    BOEING MODEL 737-632/-732/-832 AIRCRAFT


Customer and Boeing will conduct planning conferences approximately 12 months before delivery of the first Aircraft, or as otherwise agreed, to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.


                                    *This confidential information
                                    has been omitted and filed
                                    separately with the Commission.




                                     CS1-1

P.A. No. 2022

                                    *This confidential information
                                    has been omitted and filed
                                    separately with the Commission.




                                     CS1-2
P.A. No. 2022

                                    *This confidential information
                                    has been omitted and filed
                                    separately with the Commission.



                                     CS1-3

P.A. No. 2022

                                    *This confidential information
                                    has been omitted and filed
                                    separately with the Commission.



                                     CS1-4

P.A. No. 2022

*This confidential information has been omitted and filed separately with the Commission.


9:       Technical Data, Documents and Manuals.

         9.1.     Manuals.

         Boeing will provide to Customer manuals as identified below ninety (90) days prior to delivery of first Aircraft, except for the following manuals which will be provided at delivery of each Aircraft.

                  Airplane Flight Manual
                  Weight and Balance Manual (chapters 1 and 2)
                  Operations Manual and Quick Reference Handbook
                  Fault Reporting Manual

         Manuals are subject to revision based upon engineering and manufacturing changes not available at the time of delivery of Customer's first Aircraft.

         Boeing will provide manuals to Customer electronically as technology makes manuals accessible, and manuals are incorporated into Boeing Online Data System (BOLD).


         9.2.     Flight Operations.
                  Airplane Flight Manual
                  Operations Manual
                  Quick Reference Handbook
                  Weight and Balance Manual
                  Dispatch Deviation Procedures Guide
                  Flight Crew Training Manual
                  Baggage/Cargo Loading Manual
                  Performance Engineer's Manual
                  Jet Transport Performance Methods
                  FMC Supplemental Data Document
                  Operational Performance Software

         9.3.     Maintenance.
                  Aircraft Maintenance Manual
                  Wiring Diagram Manual
                  Systems Schematics Manual
                  Connector Part Number Options Document
                  Structural Repair Manual



                                     CS1-5

P.A. No. 2022

                  Overhaul/Component Maintenance Manual
                  Standard Overhaul Practices Manual
                  Standard Wiring Practices Manual
                  Non-Destructive Test Manual
                  Service Bulletins and Index
                  Corrosion Prevention Manual
                  Fault Isolation Manual
                  Fuel Measuring Stick Calibration Document
                  Power Plant Buildup Manual
                  Built-In Test Equipment (BITE) Manual
                  Central Maintenance Computer System Reporting Table In Service Activity Report
                  All Operator Letters
                  Service Letters
                  Structural Item Interim Advisory
                  Maintenance Tips
                  Combined Index


         9.4.     Maintenance Planning.
                  Maintenance Planning Data Document
                  Maintenance Planning Data Tasks Masterfile
                  Maintenance Task Cards and Index
                  Maintenance Inspection Intervals Report

         9.5.     Spares.
                  Illustrated Parts Catalog
                  Standards Books

         9.6.     Facilities and Equipment Planning.
                  Facilities and Equipment Planning Document
                  Special Tool and Ground Handling Equipment Drawings and Index Supplementary Tooling Documentation
                  System Test Equipment Document
                  Illustrated Tool and Equipment List/Manual
                  Aircraft Recovery Document
                  Airplane Characteristics for Airport Planning Document Airplane Rescue and Fire Fighting Document
                  Engine Handling Document




                                     CS1-6

P.A. No. 2022

         9.7.     Computer Software Index.

         9.8.     Supplier Technical Data.
                  Service Bulletins
                  Ground Support Equipment Data
                  Provisioning Information
                  Component Maintenance/Overhaul Manuals and Index Publications Index
                  Product Support Supplier Directory

         9.9.     Third Party Maintenance Services.


         Boeing will include Customer in the Boeing document "Contract Maintenance Service Availability for Commercial Aircraft." This document is provided upon request to airline operators pursuing third party maintenance.





                                     CS1-7
P.A. No. 2022

At Customer's request, the engine warranty portion of this Supplemental Exhibit
     EE1 has been deleted because Customer intends to enter into a warranty agreement with CFM International Inc.


                               ENGINE ESCALATION


                                    between

                               THE BOEING COMPANY

                                      and

                             DELTA AIR LINES, INC.


           Supplemental Exhibit EE1 to Purchase Agreement Number 2022




                                      EE1

P.A. No. 2022

                               ENGINE ESCALATION,


                                  relating to

                    BOEING MODEL 737-632/-732/-832 AIRCRAFT


1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-632/-732/-832 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.





                                     EE1-2
P.A. No. 2022

                         SERVICE LIFE POLICY COMPONENTS

                                    between

                               THE BOEING COMPANY

                                      and

                             DELTA AIR LINES, INC.


          Supplemental Exhibit SLP1 to Purchase Agreement Number 2022



                                      SLP1

P.A. No. 2022

                         SERVICE LIFE POLICY COMPONENTS

                                  relating to

                           BOEING MODEL 737 AIRCRAFT


This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2022.

1.       Wing.

         (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

         (b)      Wing spar webs, chords and stiffeners.

         (c)      Inspar wing ribs.

         (d)      Inspar splice plates and fittings.

         (e)      Main landing gear support structure.

         (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

         (g) Engine strut support fittings attached directly to wing primary structure.

         (h)      Wing-to-body structural attachments.

         (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

         (j)      Trailing edge flap tracks and carriages.

         (k) Aileron, leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.




                                    SLP1-1
P.A. No. 2022

2.       Body.

         (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

         (b) Window and windshield structure but excluding the windows and windshields.

         (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

         (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

         (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

         (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

         (g)      Forward and aft pressure bulkheads.

         (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

         (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

         (j) Support structure in the body for the stabilizer pivot and stabilizer screw.




                                    SLP1-2

P.A. No. 2022

3.       Vertical Stabilizer.

         (a)      External skins between front and rear spars.

         (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

         (c)      Inspar ribs.

         (d)      Rudder hinges and supporting ribs, excluding bearings.

         (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

         (f) Rudder internal, fixed attachment and actuator support structure.

4.       Horizontal Stabilizer.

         (a)      External skins between front and rear spars.

         (b)      Front and rear spar chords, webs and stiffeners.

         (c)      Inspar ribs.

         (d) Stabilizer center section including hinge and screw support structure.

         (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

         (f) Elevator internal, fixed attachment and actuator support structure.

5.       Engine Strut.

         (a)      Strut external surface skin and doublers and stiffeners.

         (b)      Internal strut chords, frames and bulkheads.

         (c)      Strut to wing fittings and diagonal brace.

         (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.




                                    SLP1-3

P.A. No. 2022

6.       Main Landing Gear.

         (a)      Outer cylinder.

         (b)      Inner cylinder, including axles.

         (c) Upper and lower side struts, including spindles, universals and reaction links.

         (d)      Drag strut.

         (e)      Bell crank.

         (f)      Orifice support tube.

         (g)      Trunnion link.

         (h)      Downlock links including spindles and universals.

         (i)      Torsion links.

         (j)      Actuator beam, support link and beam arm.

7.       Nose Landing Gear.

         (a)      Outer cylinder.

         (b)      Inner cylinder, including axles.

         (c)      Orifice support tube.

         (d)      Upper and lower drag strut, including lock links.

         (e)      Steering plates and steering collars.

         (f)      Torsion links.


NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.




                                    SLP1-4
P.A. No. 2022

                                       *

                                    between

                               THE BOEING COMPANY

                                      and

                             DELTA AIR LINES, INC.


            Supplemental Exhibit * to Purchase Agreement Number 2022


*This confidential information has been omitted and filed separately with the Commission.




P.A. No. 2022

                                       *

                                  relating to

                         BOEING MODEL 737-632/-732/-832



                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.

P.A. No. 2022